Exhibit 99.1

FF Signs First B2B Pre-order Agreement for 1,000 Units of FX Super One, Achieving
Initial Success in Global Automotive Industry Strategy

●	Early market traction underscores strong market demand and momentum, confirms long-term strategy ahead of the first official FX product launch this June, securing recognition from an East Coast business validates FF’s unique “Three Pillars” model of user acquisition, co-creation, and user operations.

Los Angeles, CA (April 29, 2025) – Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (“Faraday Future”, “FF” or the “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that it has signed the first binding business-to-business (B2B) pre-order agreement, which includes a non-refundable deposit and a non-binding reservation for 1,000 units of the Company’s highly anticipated FX model, the Super One MPV (Multi-purpose vehicle).

The pre-order was placed by New York City-based automotive dealership, 129 Auto Sales Corp., doing business as JC Auto. It is paying a $100,000 non-refundable deposit, which can be used toward the purchase of FX vehicles, to secure priority delivery of up to 300 FX vehicles, subject to an additional payment. This reservation reflects positive market feedback in the U.S., including by East Coast users. JC Auto plans to establish a premium fleet of up to 300 vehicles that covers the New York area using the FX Flagship model, Super One MPV. The remaining reserved vehicles would be for additional fleet purchases or for users that JC Auto identifies. It also signifies a key milestone in FF’s Global Automotive Industry Strategy and high potential of its “four blue ocean markets” in the U.S. AIEV market.

JC Auto, with years of experience in vehicle leasing and sales, plans to utilize up to 300 of FX Super One vehicles for business expansion initiatives such as establishing an Uber Black fleet and providing VIP transport services for high-end hotels and airports in New York. JC Auto will also become a co-creation partner, collaboratively sharing and delivering the unique value of the First Class AI-MPV experience.

This is a critical step towards realizing FX’s vision. It could help the Company unlock real value while validating the effectiveness of the “Three Pillars” user ecosystem strategy, making the goal of each FX vehicle becoming a hit product increasingly attainable.

First Class MPVs have already become a preferred choice for celebrities and high-net-worth individuals in China, Hong Kong, and across Asia, serving as both business and family vehicles. However, American consumers have yet to experience a truly powerful AI MPV product. FX Super One, which could be the first first class AI-MPV in the U.S., would address this unmet demand and open up a vast blue-ocean market.

The FX Super One could not only deliver a superior user experience compared to mainstream premium business vehicles like the Cadillac Escalade, but also create a disruptive, cross-dimensional advantage, positioning itself to quickly become a best-seller across the U.S. market.

The Company anticipates that the FX Super One will initially be available as a pure electric vehicle, with the later addition of a super AI hybrid extended range (AIHER) electric powertrain option. FX’s proprietary AIHER system, which is being designed and developed, would offer a fusion of hybrids and range extenders, primarily range-extended with hybrid drive playing a secondary role, could fundamentally overcome the weaknesses of conventional hybrid and plug-in hybrid systems, making it particularly suited to the cold winters of the U.S. East Coast.

The FX Super One, an affordable mass market EV, is anticipated to have the first vehicles off the line by the end of 2025. Offering a spacious, meticulously crafted interior with high-end materials and advanced technology, FX Super One prioritizes passenger comfort with features such as reclining seats, ambient lighting, and premium entertainment systems. The electric powertrain ensures a smooth, quiet ride while delivering improved fuel efficiency and reduced emissions, aligning luxury with sustainability. The Company is targeting tens of thousands of FX vehicle sales within two years of production, subject to securing the necessary agreements and funding.

“Securing our first B2B reservation is a clear indication that we’re addressing an unmet need in today’s EV market,” commented YT Jia, Founder and Co-Global CEO of Faraday Future. “The early excitement around the FX brand underscores the innovation and forward-thinking design we’re bringing to the market. As we advance toward our long-term goals, we’re energized by this momentum and look forward to seeing the FX on roads across the U.S. very soon. We will work tirelessly to achieve our goal of the first vehicle rollout by the end of this year.”

“We experienced both FF and FX vehicles at FF’s Los Angeles headquarters and fell in love immediately with all of them. We think the FX Super One MPV will serve great needs among premium automotive market in U.S. at scale, with an affordable price, together with a premium user experience, and are thrilled to partner with Faraday Future and bring their groundbreaking vehicles to our customers,” said Michael Wang, General Manager of JC Auto. “Faraday Future’s commitment to innovation, cutting-edge technology, and sustainable mobility sets them apart in the EV market. We’re confident that the Super One will resonate with drivers seeking a next-generation electric vehicle experience, and we look forward to a successful collaboration as these vehicles hit our showroom and the roads in New York.”

The FX Super One is anticipated to be unveiled in June of 2025, and expects to start collecting paid reservations thereafter. Development of the second and third potential FX models is also progressing. The FX brand strategy aims to seize what the Company has identified as “four blue ocean markets” in the U.S. AIEV market: range-extended vehicles, intelligent vehicles defined as mobile living spaces, and affordable AIEV’s priced between $20,000 to $40,000.

Faraday Future’s appointment of company founder YT Jia as Co-Global CEO underscores a renewed focus on visionary leadership and accelerated innovation, particularly as the Company aims to integrate advanced AI into its new FX lineup. With ambitious sales targets and plans for global expansion, Faraday Future is positioning itself as a bold contender in the evolving EV market.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI Tech Luxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV Company, but also a software-driven intelligent internet Company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem. FF remains dedicated to advancing electric vehicle technology to meet the evolving needs and preferences of users worldwide, driven by the pursuit of intelligent and AI-driven mobility.

ABOUT JC AUTO

With years of experience serving the area, JC Auto is dedicated to offering high-quality vehicles to its customers. With many vehicle shopping options available, JC Auto differentiates itself by understanding the local car-buying community and satisfying its needs; helping valued local customers find the vehicle that’s the right fit. More information can be found at https://www.jciiautos.com/about-us/.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Super One MPV, the FX brand, the reservation by JC Auto, the creation of a fleet service by JC Auto, and production and sales goals, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include, among others: the ability of JC Auto to successfully establish a premium fleet; the number of vehicles that JC Auto ultimately chooses to purchase from the Company, which may be as few as two; the ability of JC auto to identify purchasers for the Super One; the Company’s ability to secure the necessary funding to execute on its AI, EREV and Faraday X (FX) strategies, each of which will be substantial; the Company’s ability to design and develop EREV technology; the Company’s ability to design and develop AI-based solutions; competition in the AI and EREV areas, where actual or potential competitors have or are likely to have substantial advantages relative to the Company, including but not limited to experience, expertise, funding, infrastructure and personnel; the ability of the Company to execute across multiple concurrent strategies, including the UAE, bridge strategy, or FX, EREV, AI, and US geographic expansion; the Company’s ability to secure necessary agreements to license third-party range extender technology and/or license or produce FX vehicles in the U.S., the Middle East, or elsewhere, none of which have been secured; the Company’s ability to homologate FX vehicles for sale in the U.S., the Middle East, or elsewhere; and the Company’s ability to secure necessary permits at its Hanford, CA production facility; the potential impact of tariff policy; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K filed with the SEC on March 31, 2025, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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